UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

IRONWOOD PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92720-P47402 Vote Virtually at the Meeting* June 16, 2026 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/IRWD2026 You invested in IRONWOOD PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2026. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by June 15, 2026 11:59 PM ET IRONWOOD PHARMACEUTICALS, INC. 100 SUMMER STREET, SUITE 2300 BOSTON, MA 02110 IRONWOOD PHARMACEUTICALS, INC.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V92721-P47402 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors. To elect eight director nominees numbered 01 through 08 to serve for a one-year term extending until the 2027 annual meeting of stockholders and their successors are duly elected and qualified. For All Nominees: 01) Mark Currie, Ph.D. 02) Alexander Denner, Ph.D. 03) Jon Duane 04) Marla Kessler 05) Thomas McCourt 06) Julie McHugh 07) Catherine Moukheibir 08) Jay Shepard 2. Approval, by non-binding advisory vote, of the compensation paid to the named executive officers. For 3. Approval of an amendment to Ironwood Pharmaceuticals, Inc. Amended and Restated 2019 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 10,000,000 shares. For 4. Ratification of the selection of KPMG LLP as Ironwood Pharmaceuticals, Inc.’s independent registered public accounting firm for 2026. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.